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                                                             Exhibit 99(h)(2)(b)

                                   APPENDIX A
                          TRANSFER AGENCY AGREEMENT FOR
                                 JPMORGAN FUNDS
                          (AMENDED AS OF MAY 13, 2005)

JPMORGAN TRUST I
JPMorgan Emerging Markets Debt Fund
JPMorgan Bond Fund
JPMorgan Global Strategic Income Fund
JPMorgan Short Term Bond Fund
JPMorgan Enhanced Income Fund
JPMorgan California Tax Free Bond Fund
JPMorgan Intermediate Tax Free Bond Fund
JPMorgan New Jersey Tax Free Bond Fund
JPMorgan New York Tax Free Bond Fund
JPMorgan Tax Aware Short-Intermediate Income Fund
JPMorgan Tax Aware Disciplined Equity Fund
JPMorgan Tax Aware Enhanced Income Fund
JPMorgan Tax Aware U.S. Equity Fund
JPMorgan Tax Aware Large Cap Growth Fund
JPMorgan Tax Aware Large Cap Value Fund
JPMorgan Tax Aware International Opportunities Fund
JPMorgan Global Healthcare Fund
JPMorgan Market Neutral Fund
JPMorgan Emerging Markets Equity Fund
JPMorgan International Opportunities Fund
JPMorgan International Value Fund
JPMorgan Asia Equity Fund
JPMorgan Intrepid European Fund
JPMorgan International Growth Fund
JPMorgan International Small Cap Equity Fund
JPMorgan Japan Fund
JPMorgan International Equity Fund
JPMorgan Disciplined Equity Fund
JPMorgan Diversified Fund
JPMorgan U.S. Equity Fund
JPMorgan U.S. Small Company Fund
JPMorgan Capital Growth Fund
JPMorgan Dynamic Small Cap Fund
JPMorgan Growth and Income Fund
JPMorgan Mid Cap Equity Fund
JPMorgan Small Cap Core Fund
JPMorgan Small Cap Equity Fund
JPMorgan Value Advantage Fund
JPMorgan Intrepid America Fund
JPMorgan Intrepid Growth Fund

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JPMorgan Intrepid Contrarian Fund
JPMorgan Intrepid Value Fund
JPMorgan 100% U.S. Treasury Securities Money Market Fund
JPMorgan California Municipal Money Market Fund
JPMorgan Federal Money Market Fund
JPMorgan New York Municipal Money Market Fund
JPMorgan Prime Money Market Fund
JPMorgan Tax Free Money Market Fund
JPMorgan Tax Aware Core Equity Fund
JPMorgan Tax Aware Diversified Equity Fund
JPMorgan Tax Aware International Fund
JPMorgan Tax Aware Real Return Fund
JPMorgan Real Return Fund

UNDISCOVERED MANAGERS FUNDS

Undiscovered Managers Behavioral Growth Fund
Undiscovered Managers Behavioral Value Fund
Undiscovered Managers REIT Fund
Undiscovered Managers Small Cap Growth Fund

J.P. MORGAN MUTUAL FUND GROUP

JPMorgan Short Term Bond Fund II

J.P. MORGAN FLEMING MUTUAL FUND GROUP, INC.

JPMorgan Mid Cap Value Fund

J.P. MORGAN MUTUAL FUND INVESTMENT TRUST

JPMorgan Mid Cap Growth Fund

UM INVESTMENT TRUST

UM Multi-Strategy Fund

UM INVESTMENT TRUST II

Undiscovered Managers Spinnaker Fund

J.P. MORGAN SERIES TRUST II

JPMorgan Bond Portfolio
JPMorgan International Equity Portfolio
JPMorgan Mid Cap Value Portfolio
JPMorgan Small Company Portfolio

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JPMorgan U.S. Large Cap Core Equity Portfolio

J.P. MORGAN FLEMING SERIES TRUST

JPMorgan Multi-Manager Small Cap Growth Fund
JPMorgan Multi-Manager Small Cap Value Fund

JPMORGAN INSTITUTIONAL TRUST

JPMorgan Ultra Short-Term Bond Trust
JPMorgan Short-Term Bond Trust
JPMorgan Intermediate Bond Trust
JPMorgan Core Bond Trust
JPMorgan Equity Index Trust

JPMORGAN TRUST II

JPMorgan Small Cap Growth Fund
JPMorgan Small Cap Value Fund
JPMorgan Strategic Small Cap Value Fund
JPMorgan Diversified Mid Cap Growth Fund
JPMorgan Diversified Mid Cap Value Fund
JPMorgan Diversified Mid Cap Fund
JPMorgan Large Cap Growth Fund
JPMorgan Large Cap Value Fund
JPMorgan Equity Income Fund
JPMorgan Equity Index Fund
JPMorgan Market Expansion Index Fund
JPMorgan International Equity Index Fund
JPMorgan Technology Fund
JPMorgan Multi-Cap Market Neutral Fund
JPMorgan U.S. Real Estate Fund
JPMorgan Investor Growth Fund
JPMorgan Investor Growth & Income Fund
JPMorgan Investor Balanced Fund
JPMorgan Investor Conservative Growth Fund
JPMorgan Short Duration Bond Fund
JPMorgan Ultra Short Term Bond Fund
JPMorgan Intermediate Bond Fund
JPMorgan Core Bond Fund
JPMorgan Core Plus Bond Fund
JPMorgan Government Bond Fund
JPMorgan Treasury & Agency Fund
JPMorgan High Yield Bond Fund
JPMorgan Mortgage-Backed Securities Fund
JPMorgan Short Term Municipal Bond Fund
JPMorgan Tax Free Bond Fund
JPMorgan Municipal Income Fund

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JPMorgan Arizona Municipal Bond Fund
JPMorgan Kentucky Municipal Bond Fund
JPMorgan Louisiana Municipal Bond Fund
JPMorgan Michigan Municipal Bond Fund
JPMorgan Ohio Municipal Bond Fund
JPMorgan West Virginia Municipal Bond Fund
JPMorgan Liquid Assets Money Market Fund
JPMorgan U.S. Government Money Market Fund
JPMorgan U.S. Treasury Plus Money Market Fund
JPMorgan Municipal Money Market Fund
JPMorgan Michigan Municipal Money Market Fund
JPMorgan Ohio Municipal Money Market Fund

ONE GROUP INVESTMENT TRUST (to be renamed JPMorgan Investment Trust on or about May 1, 2005)

One Group Investment Trust Bond Portfolio (to be renamed JPMorgan Investment Trust Bond Portfolio)
One Group Investment Trust Government Bond Portfolio (to be renamed JPMorgan Investment Trust Government Bond Portfolio)
One Group Investment Trust Balanced Portfolio (to be renamed JPMorgan Investment Trust Balanced Portfolio)
One Group Investment Trust Large Cap Growth Portfolio (to be renamed JPMorgan Investment Trust Large Cap Growth Portfolio)
One Group Investment Trust Equity Index Portfolio (to be renamed JPMorgan Investment Trust Equity Index Portfolio)
One Group Investment Trust Diversified Equity Portfolio (to be renamed JPMorgan Investment Trust Diversified Equity Portfolio)
One Group Investment Trust Mid Cap Growth Portfolio (to be renamed JPMorgan Investment Trust Mid Cap Growth Portfolio)
One Group Investment Trust Diversified Mid Cap Portfolio (to be renamed JPMorgan Investment Trust Diversified Mid Cap Portfolio)
One Group Investment Trust Mid Cap Value Portfolio (to be renamed JPMorgan Investment Trust Mid Cap Value Portfolio)

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                                  JPMORGAN TRUST I
                                  JPMORGAN TRUST II
                                  UNDISCOVERED MANAGERS FUNDS
                                  J.P. MORGAN MUTUAL FUND GROUP
                                  J.P. MORGAN FLEMING MUTUAL FUND GROUP, INC.
                                  J.P. MORGAN MUTUAL FUND INVESTMENT TRUST
                                  UM INVESTMENT TRUST
                                  UM INVESTMENT TRUST II
                                  J.P. MORGAN SERIES TRUST II
                                  J.P. MORGAN FLEMING SERIES TRUST
                                  JPMORGAN INSTITUTIONAL TRUST
                                  JPMORGAN INVESTMENT TRUST
                                   BY AN AUTHORIZED OFFICER ON BEHALF OF EACH OF
                                   THE FUNDS INDICATED ON THIS APPENDIX A


                                  By:
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                                  Name:
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                                  Title:
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                                  BOSTON FINANCIAL DATA SERVICES, INC.


                                  By:
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                                  Name:
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                                  Title:
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